SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2009

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)
4000 Smith Road Cincinnati, Ohio (Address of principal executive offices)		45209 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02               Results of Operations and Financial Condition.

On January 28, 2009, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the full year and fourth quarter of 2008.  A copy of the earnings press release is attached as Exhibit 99.1.

On January 29, 2009, First Financial Bancorp. will hold an earnings call to discuss the results of operations and financial condition for the full year and fourth quarter of 2008. A copy of the slides that will be used in the call is attached as Exhibit 99.2.

First Financial Bancorp. does not intend for this Item 2.02 or Exhibits 99.1 or 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

The earnings press release includes two non-GAAP financial measures.  The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.”  It also appears in the two tables entitled “Consolidated Quarterly Statements of Income”, as well as the “Consolidated Statements of Income” under “Additional Data”.  The second non-GAAP measure appears in the tables entitled “Additional Data” at the bottom of the two “Consolidated Quarterly Statements of Income” pages and the “Consolidated Statements of Income” page.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis.  Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.”  The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	March 31,	Dec. 31,	December 31,
	2008	2008	2008	2008	2007	2008	2007
			(Dollars in thousands)
Net interest income	$30,129	$29,410	$28,414	$28,249	$29,079	$116,202	$118,500
Tax equivalent adjustment	360	424	510	514	561	1,808	2,281
Net interest income - tax equivalent	$30,489	$29,834	$28,924	$28,763	$29,640	$118,010	$120,781

Average earning assets	3,267,525	3,180,290	3,074,885	3,005,835	3,046,253	3,133,070	3,008,866

Net interest margin*	3.67%	3.68%	3.72%	3.78%	3.79%	3.71%	3.94%
Net interest margin (fully tax equivalent)*	3.71%	3.73%	3.78%	3.85%	3.86%	3.77%	4.01%

* Margins are calculated using net interest income annualized divided by average earning assets.

Item 9.01             Exhibits.

(c)	Exhibit:

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1	First Financial Bancorp. Press Release dated January 28, 2009.
99.2	First Financial Bancorp. January 29, 2009 Earnings Call slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and
Chief Financial Officer

Date:  January 28, 2009

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.            Description

99.1	First Financial Bancorp. Press Release dated January 28, 2009.
99.2	First Financial Bancorp. January 29, 2009 Earnings Call slides.